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                                                                   EXHIBIT 10.31

                                 FIRST AMENDMENT

         FIRST AMENDMENT, dated as of April 6, 1995 (this " First Amendment"), to (i) the Amended and Restated Revolving Credit Agreement, dated as of June 10, 1992 (the "Credit Agreement"), among Aircraft Braking Systems Corporation ("ABS") and Engineered Fabrics Corporation ("EF"), each a Delaware corporation (ABS and EF collectively, the "Borrowers), the several banks and other financial institutions from time to time parties thereto (the "Banks") and Chemical Bank, a New York banking corporation, as agent for the Banks (in such capacity, the "Agent") and (ii) the K&F Agreement, dated as of June 10, 1992 (the "K&F Agreement"), made by K & F Industries, Inc. ("K&F"), a Delaware corporation, in favor of the Agent.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make certain extensions of credit to the Borrowers;

         WHEREAS, K&F owns directly or indirectly all of the issued and outstanding capital stock of each of the Borrowers, and K&F executed the K&F Agreement in order to satisfy a condition precedent to the obligations of the Banks under the Credit Agreement;

         WHEREAS, the Borrowers and K&F have requested, and, upon this First Amendment becoming effective, the Banks have agreed, to amend the Credit Agreement and the K&F Agreement in the manner hereinafter set forth;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         I. Defined Terms. Capitalized terms defined in the Credit Agreement and used herein without definition shall have the meanings given to them in the Credit Agreement.

         II. Amendments to Credit Agreement.

             1. Subsection 4.19 of the Credit Agreement is hereby amended by adding the following proviso immediately before the period at the end thereof:

                 ", provided that the proceeds of the Loans may also be used for the purposes of (i) repaying in part the Intercompany Loans and (ii) making loans or advances to K&F, in each case to the extent that, substantially simultaneously with the receipt thereof, K&F uses such repayment proceeds and/or such amounts loaned or advanced to redeem or make open market purchases of its 13 3/4% Senior


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                                                                               2


         Subordinated Debentures Due 2001 and/or its 11 7/8% Senior Secured Notes Due 2003 to the extent permitted by the K&F Agreement".

                 2. Subsection 7.9 of the Credit Agreement is hereby amended by adding the following proviso immediately before the period at the end thereof:

         ", provided that the Borrowers may optionally repay the Intercompany Loans to the extent that, substantially simultaneously with the receipt thereof, K&F uses the repayment proceeds to redeem or make open market purchases of its 13 3/4% Senior Subordinated Debentures Due 2001 and/or its 11 7/8% Senior Secured Notes Due 2003 to the extent permitted by the K&F Agreement".

         III. Amendment of K&F Agreement. Section 2(d) of the Credit Agreement is hereby amended by adding the following additional proviso immediately before the period at the end thereof:

         "; provided, further, that K&F may redeem or make open market purchases of up to $40,000,000 of its 13 3/4% Senior Subordinated Debentures Due 2001" and/or its 11 7/8% Senior Secured Notes Due 2003".

         IV. Conditions to Effectiveness. This First Amendment shall become effective on the date on which each of the following conditions precedent shall have been satisfied:

                 1. The Borrowers, K&F, the Agent and each Bank shall have executed and delivered to the Agent this First Amendment.

                 2. No litigation, inquiry, injunction or restraining order shall be pending, entered or threatened (including any proposed statute, rule or regulation) which, in the opinion of the Required Banks, could have a material adverse effect on (a) the business, assets, operations, condition (financial or otherwise) or prospects of the Borrowers and their subsidiaries taken as a whole, (b) their ability to perform their obligations under the loan documents or (c) the rights and remedies of the Banks.

                 3. There shall not have occurred any change, or development or event involving a prospective change, which in either case in the opinion of the Required Banks could have a material adverse effect on
         (a) the business, assets, operations, condition (financial or otherwise) or prospects of the Borrowers and their subsidiaries taken as a whole, (b) their ability to perform their obligations under the loan documents or (c) the rights and remedies of the Banks.

                 4. The Banks shall have received an audit, prepared by an institution satisfactory to the Agent, with respect to


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         the accounts receivable and inventory of the Borrowers and their subsidiaries and the Agent shall be satisfied with the results thereof.

                 5. The Banks shall have received legal opinions from counsel to the Borrowers and any special counsel required by the Agent, and such opinions shall be in form and substance satisfactory to the Agent.

                 6. The Agent shall have received all fees due and payable to the Agent and the Banks on the effective date of this First Amendment, including, without limitation, an amendment fee equal to 0.25% of each Bank's Revolving Credit Commitment after giving effect to any reduction of the Revolving Credit Commitments effectuated on or prior to such effective date; provided that the fees specified in this paragraph 6 shall not be payable if this First Amendment does not become effective.

                 7. The Borrowers shall have permanently reduced the aggregate Revolving Credit Commitments to $70,000,000 pursuant to irrevocable notice given to Agent in accordance with subsection 2.5 of the Credit Agreement.

                 8. The Banks shall have received such other corporate documents and other instruments as are customary for transactions of this type or as the Agent may reasonably request.

         V. General.

         1. Payment of Expenses. The Borrowers jointly and severally agree to pay or reimburse the Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

         2. No Other Amendments; Confirmation. Except as expressly set forth herein, the provisions of the Credit Agreement and the K&F Agreement are and shall remain in full force and effect.

         3. Governing Law. This First Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         4. Counterparts. This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This First Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.


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         5. Representations and Warranties. The Borrowers and K&F hereby represent and warrant to the Agent and the Banks that as of the date hereof there does not exist, and after giving effect to this First Amendment there will not exist, any Default or Event of Default, and the representations and warranties contained in the Credit Agreement and the K&F Agreement, as applicable, are, and after giving effect to this First Amendment will be, true and correct in all material respects.


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                                                                               5

                 IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                           CHEMICAL BANK, as Agent and as a Bank

                                           By: /s/ JAMES B. TREGER
                                               --------------------------------
                                               Title:  Vice President

                                           BANKERS TRUST COMPANY

                                           By: /s/ EDWARD G. BENEDICT
                                               --------------------------------
                                               Title:  Vice President

                                           NATIONAL WESTMINSTER BANK USA

                                           By:
                                               --------------------------------
                                               Title:

                                           THE NIPPON CREDIT BANK, LTD.

                                           By: /s/ JAMES J. PASQUALE
                                               --------------------------------
                                               Title:  Senior Manager

                                           THE LONG-TERM CREDIT BANK OF
                                             JAPAN, LTD.

                                           By: /s/ MARK A. THOMPSON
                                               --------------------------------
                                               Title:  Vice President and
                                                          Deputy General Manager

                                           PILGRIM PRIME RATE TRUST

                                           By: /s/ KATHLEEN LENARCIC
                                               --------------------------------
                                               Title: Senior Credit Analyst

                                           DEN NORSKE BANK AS

                                           By:
                                               --------------------------------
                                               Title:


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                                                                               6

                                           MITSUBISHI TRUST & BANKING
                                             CORPORATION

                                           By:
                                               --------------------------------
                                               Title:

                                           NATIONAL WESTMINSTER BANK NJ

                                           By:
                                               --------------------------------
                                               Title:

                                           LEHMAN COMMERCIAL PAPER INC.

                                           By: /s/ MICHELE SWANSON
                                               --------------------------------
                                               Title:  Authorized Signatory

Accepted and agreed to as of
the date first above written:

AIRCRAFT BRAKING SYSTEMS
  CORPORATION

By: /s/ KENNETH M. SCHWARTZ
    ----------------------------------
    Title: Vice President

ENGINEERED FABRICS CORPORATION

By: /s/ KENNETH M. SCHWARTZ
    ----------------------------------
    Title: Vice President

K&F INDUSTRIES, INC.

By: /s/ KENNETH M. SCHWARTZ
    ----------------------------------
    Title: Chief Financial Officer